Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Champps Entertainment, Inc. (the “Company”) on Form 10-Q for the period ended December 29, 2002 as filed with the Securities and Exchange Commission on February 5, 2003 (the “Report”), I, Frederick J. Dreibholz, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Frederick J. Dreibholz

Frederick J. Dreibholz

Vice President, Chief Financial Officer

and Treasurer

(Principal Financial and Accounting

Officer)

Date: February 5, 2003